Exhibit 99.2

BB&T Corporation

Quarterly Performance Summary

Second Quarter 2015

BB&T Corporation
Financial Highlights
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended					Year-to-Date
	June 30%					June 30%
	2015		2014		Change	2015		2014		Change
Summary Income Statement
Interest income	$1,525		$1,572		(3.0)%	$3,053		$3,154		(3.2)%
Interest expense	177		194		(8.8)	358		393		(8.9)
Net interest income - taxable equivalent	1,348		1,378		(2.2)	2,695		2,761		(2.4)
Less: Taxable-equivalent adjustment	36		35		2.9	71		71		―
Net interest income	1,312		1,343		(2.3)	2,624		2,690		(2.5)
Provision for credit losses	97		74		31.1	196		134		46.3
Net interest income after provision for credit losses	1,215		1,269		(4.3)	2,428		2,556		(5.0)
Noninterest income	1,019		958		6.4	2,016		1,885		6.9
Noninterest expense	1,653		1,534		7.8	3,075		2,919		5.3
Income before income taxes	581		693		(16.2)	1,369		1,522		(10.1)
Provision for income taxes	80		216		(63.0)	321		472		(32.0)
Net income	501		477		5.0	1,048		1,050		(0.2)
Noncontrolling interests	10		16		(37.5)	32		56		(42.9)
Preferred stock dividends	37		37		―	74		74		―
Net income available to common shareholders	454		424		7.1	942		920		2.4
Per Common Share Data
Earnings:
Basic	$0.63		$0.59		6.8%	$1.30		$1.29		0.8%
Diluted	0.62		0.58		6.9	1.29		1.27		1.6
Cash dividends declared	0.27		0.24		12.5	0.51		0.47		8.5
Common equity	30.64		29.52		3.8	30.64		29.52		3.8
Tangible common equity (1)	20.21		19.21		5.2	20.21		19.21		5.2

End of period shares outstanding (in thousands)	733,481		719,584		1.9	733,481		719,584		1.9
Weighted average shares (in thousands):
Basic	724,880		719,080		0.8	723,268		715,978		1.0
Diluted	734,527		728,452		0.8	733,002		726,388		0.9
Performance Ratios
Return on average assets	1.06%		1.04%			1.12%		1.15%
Return on average risk-weighted assets	1.32		1.38			1.40		1.53
Return on average common shareholders' equity	8.20		8.04			8.62		8.89
Return on average tangible common shareholders' equity (2)	12.76		12.77			13.37		14.18
Net interest margin - taxable equivalent	3.27		3.43			3.30		3.47
Fee income ratio (3)	46.3		44.7			46.1		44.2
Efficiency ratio (3)	59.2		58.4			58.9		58.3
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.38%		0.52%			0.38%		0.52%
Loans and leases plus foreclosed property	0.60		0.81			0.60		0.81
Net charge-offs as a percentage of average
loans and leases	0.33		0.41			0.33		0.49
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.19		1.33			1.19		1.33
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	2.55	X	1.89	X		2.55	X	1.89	X
Average Balances
Total assets	$189,033		$185,094		2.1%	$188,170		$183,769		2.4%
Total securities (4)	40,727		40,656		0.2	40,929		40,388		1.3
Loans and leases	122,056		118,510		3.0	121,150		117,447		3.2
Deposits	131,868		129,599		1.8	130,706		127,669		2.4
Common shareholders' equity	22,210		21,159		5.0	22,047		20,871		5.6
Shareholders' equity	24,888		23,841		4.4	24,728		23,539		5.1
Period-End Balances
Total assets	$191,017		$188,043		1.6%	$191,017		$188,043		1.6%
Total securities (4)	40,620		41,368		(1.8)	40,620		41,368		(1.8)
Loans and leases	124,770		121,215		2.9	124,770		121,215		2.9
Deposits	132,783		131,586		0.9	132,783		131,586		0.9
Common shareholders' equity	22,477		21,243		5.8	22,477		21,243		5.8
Shareholders' equity	25,132		23,931		5.0	25,132		23,931		5.0
Capital Ratios - Preliminary
Risk-based:	Basel III		Basel I			Basel III		Basel I
Common equity Tier 1	10.4%		N/A			10.4%		N/A
Tier 1	12.1		12.1%			12.1		12.1%
Total	14.3		14.4			14.3		14.4
Leverage	10.2		9.5			10.2		9.5
Tangible common equity to tangible assets (1)	8.1		7.7			8.1		7.7
Applicable ratios are annualized. Risk-based and leverage capital ratios for the first quarter of 2015 and later are determined in accordance with the Basel III Standardized Transitional Approach, which became effective January 1, 2015. Ratios for earlier periods were determined in accordance with Basel I.
(1)					Tangible common equity per share and tangible common equity to tangible assets ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)					Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)					Excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement.
(4)					Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

1

BB&T Corporation
Financial Highlights - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	June 30		March 31		Dec. 31		Sept. 30		June 30
	2015		2015		2014		2014		2014
Summary Income Statement
Interest income	$1,525		$1,528		$1,554		$1,578		$1,572
Interest expense	177		181		183		193		194
Net interest income - taxable equivalent	1,348		1,347		1,371		1,385		1,378
Less: Taxable-equivalent adjustment	36		35		36		36		35
Net interest income	1,312		1,312		1,335		1,349		1,343
Provision for credit losses	97		99		83		34		74
Net interest income after provision for credit losses	1,215		1,213		1,252		1,315		1,269
Noninterest income	1,019		997		1,022		949		958
Noninterest expense	1,653		1,422		1,394		1,539		1,534
Income before income taxes	581		788		880		725		693
Provision for income taxes	80		241		277		172		216
Net income	501		547		603		553		477
Noncontrolling interests	10		22		15		4		16
Preferred stock dividends	37		37		37		37		37
Net income available to common shareholders	454		488		551		512		424
Per Common Share Data
Earnings:
Basic	$0.63		$0.68		$0.77		$0.71		$0.59
Diluted	0.62		0.67		0.75		0.70		0.58
Cash dividends declared	0.27		0.24		0.24		0.24		0.24
Common equity	30.64		30.48		30.09		29.98		29.52
Tangible common equity (1)	20.21		20.13		19.86		19.71		19.21

End of period shares outstanding (in thousands)	733,481		723,159		720,698		720,298		719,584
Weighted average shares (in thousands):
Basic	724,880		721,639		720,418		720,117		719,080
Diluted	734,527		731,511		730,652		729,989		728,452
Performance Ratios
Return on average assets	1.06%		1.18%		1.28%		1.18%		1.04%
Return on average risk-weighted assets	1.32		1.48		1.68		1.56		1.38
Return on average common shareholders' equity	8.20		9.05		9.99		9.45		8.04
Return on average tangible common shareholders' equity (2)	12.76		14.00		15.45		14.83		12.77
Net interest margin - taxable equivalent	3.27		3.33		3.36		3.38		3.43
Fee income ratio (3)	46.3		45.8		46.2		44.3		44.7
Efficiency ratio (3)	59.2		58.5		55.6		58.7		58.4
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.38%		0.40%		0.42%		0.50%		0.52%
Loans and leases plus foreclosed property	0.60		0.64		0.65		0.79		0.81
Net charge-offs as a percentage of average
loans and leases	0.33		0.34		0.39		0.48		0.41
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.19		1.22		1.23		1.27		1.33
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	2.55	X	2.45	X	2.39	X	1.92	X	1.89	X
Average Balances
Total assets	$189,033		$187,297		$186,462		$186,339		$185,094
Total securities (4)	40,727		41,133		40,817		40,566		40,656
Loans and leases	122,056		120,235		119,912		120,471		118,510
Deposits	131,868		129,531		130,315		130,608		129,599
Common shareholders' equity	22,210		21,883		21,895		21,471		21,159
Total shareholders' equity	24,888		24,566		24,574		24,151		23,841
Period-End Balances
Total assets	$191,017		$189,228		$186,834		$187,045		$188,043
Total securities (4)	40,620		42,089		41,147		41,891		41,368
Loans and leases	124,770		122,027		121,307		120,690		121,215
Deposits	132,783		131,229		129,040		130,895		131,586
Common shareholders' equity	22,477		22,039		21,686		21,592		21,243
Shareholders' equity	25,132		24,738		24,377		24,271		23,931
Capital Ratios - Preliminary
Risk-based:	Basel III				Basel I
Common equity Tier 1	10.4%		10.5%		N/A		N/A		N/A
Tier 1	12.1		12.2		12.4%		12.4%		12.1%
Total	14.3		14.4		14.9		15.1		14.4
Leverage	10.2		10.1		9.9		9.7		9.5
Tangible common equity to tangible assets (1)	8.1		8.0		8.0		7.9		7.7
Applicable ratios are annualized. Risk-based and leverage capital ratios for the first quarter of 2015 and later are determined in accordance with the Basel III Standardized Transitional Approach, which became effective January 1, 2015. Ratios for earlier periods were determined in accordance with Basel I.
(1)	Tangible common equity per share and tangible common equity to tangible assets ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)	Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)	Excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement.
(4)	Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
2

BB&T Corporation
Consolidated Statements of Income
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
	2015	2014	$	%	2015	2014	$	%
Interest Income
Interest and fees on loans and leases	$1,249	$1,295	$(46)	(3.6)%	$2,486	$2,590	$(104)	(4.0)%
Interest and dividends on securities	232	234	(2)	(0.9)	472	470	2	0.4
Interest on other earning assets	8	8	―	―	24	23	1	4.3
Total interest income	1,489	1,537	(48)	(3.1)	2,982	3,083	(101)	(3.3)
Interest Expense
Interest on deposits	55	60	(5)	(8.3)	110	120	(10)	(8.3)
Interest on short-term borrowings	1	1	―	―	2	2	―	―
Interest on long-term debt	121	133	(12)	(9.0)	246	271	(25)	(9.2)
Total interest expense	177	194	(17)	(8.8)	358	393	(35)	(8.9)
Net interest income	1,312	1,343	(31)	(2.3)	2,624	2,690	(66)	(2.5)
Provision for credit losses	97	74	23	31.1	196	134	62	46.3
Net interest income after provision for credit losses	1,215	1,269	(54)	(4.3)	2,428	2,556	(128)	(5.0)
Noninterest income
Insurance income	422	422	―	―	862	849	13	1.5
Service charges on deposits	154	158	(4)	(2.5)	299	308	(9)	(2.9)
Mortgage banking income	130	86	44	51.2	240	160	80	50.0
Investment banking and brokerage fees and commissions	108	92	16	17.4	202	180	22	12.2
Bankcard fees and merchant discounts	55	54	1	1.9	105	100	5	5.0
Trust and investment advisory revenues	57	55	2	3.6	113	109	4	3.7
Checkcard fees	43	42	1	2.4	82	80	2	2.5
Operating lease income	30	20	10	50.0	59	42	17	40.5
Income from bank-owned life insurance	27	25	2	8.0	57	52	5	9.6
FDIC loss share income, net	(64)	(88)	24	(27.3)	(143)	(172)	29	(16.9)
Securities gains (losses), net	(1)	―	(1)	NM	(1)	2	(3)	(150.0)
Other income	58	92	(34)	(37.0)	141	175	(34)	(19.4)
Total noninterest income	1,019	958	61	6.4	2,016	1,885	131	6.9
Noninterest Expense
Personnel expense	864	809	55	6.8	1,694	1,591	103	6.5
Occupancy and equipment expense	166	168	(2)	(1.2)	333	344	(11)	(3.2)
Loan-related expense	37	80	(43)	(53.8)	75	131	(56)	(42.7)
Software expense	46	42	4	9.5	90	85	5	5.9
Professional services	35	34	1	2.9	59	67	(8)	(11.9)
Outside IT services	29	31	(2)	(6.5)	59	58	1	1.7
Regulatory charges	25	30	(5)	(16.7)	48	59	(11)	(18.6)
Amortization of intangibles	23	23	―	―	44	46	(2)	(4.3)
Foreclosed property expense	14	10	4	40.0	27	19	8	42.1
Merger-related and restructuring charges, net	25	13	12	92.3	38	21	17	81.0
Loss on early extinguishment of debt	172	―	172	NM	172	―	172	NM
Other expense	217	294	(77)	(26.2)	436	498	(62)	(12.4)
Total noninterest expense	1,653	1,534	119	7.8	3,075	2,919	156	5.3
Earnings
Income before income taxes	581	693	(112)	(16.2)	1,369	1,522	(153)	(10.1)
Provision for income taxes	80	216	(136)	(63.0)	321	472	(151)	(32.0)
Net Income	501	477	24	5.0	1,048	1,050	(2)	(0.2)
Noncontrolling interests	10	16	(6)	(37.5)	32	56	(24)	(42.9)
Preferred stock dividends	37	37	―	―	74	74	―	―
Net income available to common shareholders	$454	$424	$30	7.1%	$942	$920	$22	2.4%

Earnings Per Common Share
Basic	$0.63	$0.59	$0.04	6.8%	$1.30	$1.29	$0.01	0.8%
Diluted	0.62	0.58	0.04	6.9	1.29	1.27	0.02	1.6

Weighted Average Shares Outstanding
Basic	724,880	719,080	5,800	0.8	723,268	715,978	7,290	1.0
Diluted	734,527	728,452	6,075	0.8	733,002	726,388	6,614	0.9
NM - not meaningful.
3

BB&T Corporation
Consolidated Statements of Income - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2015	2015	2014	2014	2014
Interest Income
Interest and fees on loans and leases	$1,249	$1,237	$1,272	$1,301	$1,295
Interest and dividends on securities	232	240	237	232	234
Interest on other earning assets	8	16	9	8	8
Total interest income	1,489	1,493	1,518	1,541	1,537
Interest Expense
Interest on deposits	55	55	58	61	60
Interest on short-term borrowings	1	1	1	1	1
Interest on long-term debt	121	125	124	130	133
Total interest expense	177	181	183	192	194
Net interest income	1,312	1,312	1,335	1,349	1,343
Provision for credit losses	97	99	83	34	74
Net interest income after provision for credit losses	1,215	1,213	1,252	1,315	1,269
Noninterest income
Insurance income	422	440	409	385	422
Service charges on deposits	154	145	160	164	158
Mortgage banking income	130	110	128	107	86
Investment banking and brokerage fees and commissions	108	94	112	95	92
Bankcard fees and merchant discounts	55	50	52	55	54
Trust and investment advisory revenues	57	56	56	56	55
Checkcard fees	43	39	42	42	42
Operating lease income	30	29	28	24	20
Income from bank-owned life insurance	27	30	30	28	25
FDIC loss share income, net	(64)	(79)	(84)	(87)	(88)
Securities gains (losses), net	(1)	―	―	(5)	―
Other income	58	83	89	85	92
Total noninterest income	1,019	997	1,022	949	958
Noninterest Expense
Personnel expense	864	830	794	795	809
Occupancy and equipment expense	166	167	168	170	168
Loan-related expense	37	38	71	65	80
Software expense	46	44	45	44	42
Professional services	35	24	38	34	34
Outside IT services	29	30	27	30	31
Regulatory charges	25	23	24	23	30
Amortization of intangibles	23	21	22	23	23
Foreclosed property expense	14	13	10	11	10
Merger-related and restructuring charges, net	25	13	18	7	13
Loss on early extinguishment of debt	172	―	―	122	―
Other expense	217	219	177	215	294
Total noninterest expense	1,653	1,422	1,394	1,539	1,534
Earnings
Income before income taxes	581	788	880	725	693
Provision for income taxes	80	241	277	172	216
Net Income	501	547	603	553	477
Noncontrolling interests	10	22	15	4	16
Preferred stock dividends	37	37	37	37	37
Net income available to common shareholders	$454	$488	$551	$512	$424

Earnings Per Common Share
Basic	$0.63	$0.68	$0.77	$0.71	$0.59
Diluted	0.62	0.67	0.75	0.70	0.58

Weighted Average Shares Outstanding
Basic	724,880	721,639	720,418	720,117	719,080
Diluted	734,527	731,511	730,652	729,989	728,452
4

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)
(Dollars in millions)
	Quarter Ended
Community Banking	June 30	March 31	Dec. 31	Sept. 30	June 30
	2015	2015	2014	2014	2014
Net interest income (expense)	$432	$426	$435	$437	$430
Net intersegment interest income (expense)	304	284	295	296	298
Segment net interest income	736	710	730	733	728
Allocated provision (benefit) for credit losses	11	13	20	52	35
Noninterest income	291	271	297	308	301
Intersegment net referral fees (expense)	38	30	32	31	28
Noninterest expense	385	371	350	368	384
Amortization of intangibles	7	6	7	7	7
Allocated corporate expenses	293	291	286	286	286
Income (loss) before income taxes	369	330	396	359	345
Provision (benefit) for income taxes	135	120	145	131	126
Segment net income (loss)	$234	$210	$251	$228	$219

Identifiable assets (period end)	$56,911	$55,277	$55,495	$55,115	$54,709

	Quarter Ended
Residential Mortgage Banking	June 30	March 31	Dec. 31	Sept. 30	June 30
	2015	2015	2014	2014	2014
Net interest income (expense)	$343	$341	$357	$372	$375
Net intersegment interest income (expense)	(227)	(232)	(237)	(246)	(250)
Segment net interest income	116	109	120	126	125
Allocated provision (benefit) for credit losses	3	(12)	(38)	(48)	(1)
Noninterest income	101	84	100	82	68
Intersegment net referral fees (expense)	―	―	1	―	―
Noninterest expense	76	80	105	107	206
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	22	22	22	21	21
Income (loss) before income taxes	116	103	132	128	(33)
Provision (benefit) for income taxes	44	39	50	48	(12)
Segment net income (loss)	$72	$64	$82	$80	$(21)

Identifiable assets (period end)	$34,218	$34,323	$34,463	$35,778	$36,448

	Quarter Ended
Dealer Financial Services	June 30	March 31	Dec. 31	Sept. 30	June 30
	2015	2015	2014	2014	2014
Net interest income (expense)	$216	$212	$214	$212	$207
Net intersegment interest income (expense)	(38)	(37)	(42)	(41)	(39)
Segment net interest income	178	175	172	171	168
Allocated provision (benefit) for credit losses	48	61	80	53	31
Noninterest income	―	―	1	―	―
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	41	32	31	28	28
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	10	9	7	8	7
Income (loss) before income taxes	79	73	55	82	102
Provision (benefit) for income taxes	30	28	21	31	39
Segment net income (loss)	$49	$45	$34	$51	$63

Identifiable assets (period end)	$13,906	$14,012	$12,821	$12,514	$12,513

	Quarter Ended
Specialized Lending	June 30	March 31	Dec. 31	Sept. 30	June 30
	2015	2015	2014	2014	2014
Net interest income (expense)	$154	$147	$148	$149	$143
Net intersegment interest income (expense)	(43)	(42)	(40)	(38)	(34)
Segment net interest income	111	105	108	111	109
Allocated provision (benefit) for credit losses	7	19	13	4	13
Noninterest income	74	64	69	63	51
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	67	59	60	56	52
Amortization of intangibles	1	1	2	1	1
Allocated corporate expenses	15	15	15	15	15
Income (loss) before income taxes	95	75	87	98	79
Provision (benefit) for income taxes	25	18	23	27	19
Segment net income (loss)	$70	$57	$64	$71	$60

Identifiable assets (period end)	$19,561	$18,661	$18,218	$17,536	$17,666
(1)	Lines of business results are preliminary.

5

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)
(Dollars in millions)
	Quarter Ended
Insurance Services	June 30	March 31	Dec. 31	Sept. 30	June 30
	2015	2015	2014	2014	2014
Net interest income (expense)	$ ―	$1	$1	$ ―	$1
Net intersegment interest income (expense)	1	2	2	1	2
Segment net interest income	1	3	3	1	3
Allocated provision (benefit) for credit losses	―	―	―	―	―
Noninterest income	425	442	421	387	424
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	310	302	281	297	308
Amortization of intangibles	11	12	13	13	14
Allocated corporate expenses	25	25	29	21	19
Income (loss) before income taxes	80	106	101	57	86
Provision (benefit) for income taxes	27	34	36	21	29
Segment net income (loss)	$53	$72	$65	$36	$57

Identifiable assets (period end)	$2,907	$2,811	$2,965	$2,736	$3,015

	Quarter Ended
Financial Services	June 30	March 31	Dec. 31	Sept. 30	June 30
	2015	2015	2014	2014	2014
Net interest income (expense)	$53	$49	$50	$46	$45
Net intersegment interest income (expense)	74	72	69	66	64
Segment net interest income	127	121	119	112	109
Allocated provision (benefit) for credit losses	23	24	17	5	3
Noninterest income	209	199	218	186	189
Intersegment net referral fees (expense)	6	5	10	6	4
Noninterest expense	178	163	174	157	163
Amortization of intangibles	―	1	―	1	―
Allocated corporate expenses	32	31	29	30	30
Income (loss) before income taxes	109	106	127	111	106
Provision (benefit) for income taxes	41	40	48	42	39
Segment net income (loss)	$68	$66	$79	$69	$67

Identifiable assets (period end)	$14,486	$14,012	$12,849	$12,033	$11,972

	Quarter Ended
Other, Treasury & Corporate (2)	June 30	March 31	Dec. 31	Sept. 30	June 30
	2015	2015	2014	2014	2014
Net interest income (expense)	$114	$136	$130	$133	$142
Net intersegment interest income (expense)	(71)	(47)	(47)	(38)	(41)
Segment net interest income	43	89	83	95	101
Allocated provision (benefit) for credit losses	5	(6)	(9)	(32)	(7)
Noninterest income	(81)	(63)	(84)	(77)	(75)
Intersegment net referral fees (expense)	(44)	(35)	(43)	(37)	(32)
Noninterest expense	573	394	371	503	370
Amortization of intangibles	4	1	―	1	1
Allocated corporate expenses	(397)	(393)	(388)	(381)	(378)
Income (loss) before income taxes	(267)	(5)	(18)	(110)	8
Provision (benefit) for income taxes	(222)	(38)	(46)	(128)	(24)
Segment net income (loss)	$(45)	$33	$28	$18	$32

Identifiable assets (period end)	$49,028	$50,132	$50,023	$51,333	$51,720

	Quarter Ended
Total BB&T Corporation	June 30	March 31	Dec. 31	Sept. 30	June 30
	2015	2015	2014	2014	2014
Net interest income (expense)	$1,312	$1,312	$1,335	$1,349	$1,343
Net intersegment interest income (expense)	―	―	―	―	―
Segment net interest income	1,312	1,312	1,335	1,349	1,343
Allocated provision (benefit) for credit losses	97	99	83	34	74
Noninterest income	1,019	997	1,022	949	958
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	1,630	1,401	1,372	1,516	1,511
Amortization of intangibles	23	21	22	23	23
Allocated corporate expenses	―	―	―	―	―
Income (loss) before income taxes	581	788	880	725	693
Provision (benefit) for income taxes	80	241	277	172	216
Segment net income (loss)	$501	$547	$603	$553	$477

Identifiable assets (period end)	$191,017	$189,228	$186,834	$187,045	$188,043
(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

6

BB&T Corporation
Consolidated Balance Sheets
(Dollars in millions)

	As of June 30		Change
	2015	2014	$	%
Assets
Cash and due from banks	$1,607	$1,718	$(111)	(6.5)%
Interest-bearing deposits with banks	824	589	235	39.9
Federal funds sold and securities purchased under
resale agreements or similar arrangements	190	141	49	34.8
Restricted cash	379	292	87	29.8
Securities available for sale at fair value	21,183	20,936	247	1.2
Securities held to maturity	19,437	20,432	(995)	(4.9)
Loans and leases:
Commercial:
Commercial and industrial	43,607	40,318	3,289	8.2
Commercial real estate—income producing properties	11,132	10,438	694	6.6
Commercial real estate—construction and development	2,874	2,634	240	9.1
Direct retail lending	8,675	7,797	878	11.3
Sales finance	10,493	10,405	88	0.8
Revolving credit	2,407	2,391	16	0.7
Residential mortgage	30,054	32,800	(2,746)	(8.4)
Other lending subsidiaries	12,067	11,087	980	8.8
Acquired from FDIC	992	1,653	(661)	(40.0)
Total loans and leases held for investment	122,301	119,523	2,778	2.3
Loans held for sale	2,469	1,692	777	45.9
Total loans and leases	124,770	121,215	3,555	2.9
Allowance for loan and lease losses	(1,457)	(1,590)	133	(8.4)
Premises and equipment	1,900	1,857	43	2.3
Goodwill	7,141	6,868	273	4.0
Core deposit and other intangible assets	514	552	(38)	(6.9)
Residential mortgage servicing rights at fair value	912	954	(42)	(4.4)
Other assets	13,617	14,079	(462)	(3.3)
Total assets	$191,017	$188,043	$2,974	1.6%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$42,234	$37,398	$4,836	12.9%
Interest checking	20,843	18,557	2,286	12.3
Money market and savings	55,269	49,191	6,078	12.4
Time deposits	14,437	26,440	(12,003)	(45.4)
Total deposits	132,783	131,586	1,197	0.9
Short-term borrowings	3,883	3,979	(96)	(2.4)
Long-term debt	23,271	21,927	1,344	6.1
Other liabilities	5,948	6,620	(672)	(10.2)
Total liabilities	165,885	164,112	1,773	1.1
Shareholders' equity:
Preferred stock	2,603	2,603	―	―
Common stock	3,667	3,598	69	1.9
Additional paid-in capital	6,667	6,451	216	3.3
Retained earnings	12,891	11,600	1,291	11.1
Accumulated other comprehensive loss	(748)	(406)	(342)	84.2
Noncontrolling interests	52	85	(33)	(38.8)
Total shareholders' equity	25,132	23,931	1,201	5.0
Total liabilities and shareholders' equity	$191,017	$188,043	$2,974	1.6%

7

BB&T Corporation
Consolidated Balance Sheets - Five Quarter Trend
(Dollars in millions)

	As of
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2015	2015	2014	2014	2014
Assets
Cash and due from banks	$1,607	$1,452	$1,639	$1,439	$1,718
Interest-bearing deposits with banks	824	325	529	437	589
Federal funds sold and securities purchased under
resale agreements or similar arrangements	190	222	157	141	141
Restricted cash	379	513	374	292	292
Securities available for sale at fair value	21,183	21,674	20,907	21,174	20,936
Securities held to maturity	19,437	20,415	20,240	20,717	20,432
Loans and leases:
Commercial:
Commercial and industrial	43,607	42,294	41,454	40,048	40,318
Commercial real estate—income producing properties	11,132	10,719	10,722	10,662	10,438
Commercial real estate—construction and development	2,874	2,655	2,735	2,733	2,634
Direct retail lending	8,675	8,288	8,146	8,042	7,797
Sales finance	10,493	10,613	10,600	10,269	10,405
Revolving credit	2,407	2,390	2,460	2,414	2,391
Residential mortgage	30,054	30,533	31,090	31,813	32,800
Other lending subsidiaries	12,067	11,304	11,462	11,283	11,087
Acquired from FDIC	992	1,110	1,215	1,425	1,653
Total loans and leases held for investment	122,301	119,906	119,884	118,689	119,523
Loans held for sale	2,469	2,121	1,423	2,001	1,692
Total loans and leases	124,770	122,027	121,307	120,690	121,215
Allowance for loan and lease losses	(1,457)	(1,464)	(1,474)	(1,504)	(1,590)
Premises and equipment	1,900	1,879	1,827	1,842	1,857
Goodwill	7,141	6,950	6,869	6,869	6,868
Core deposit and other intangible assets	514	530	505	527	552
Residential mortgage servicing rights at fair value	912	764	844	943	954
Other assets	13,617	13,941	13,110	13,478	14,079
Total assets	$191,017	$189,228	$186,834	$187,045	$188,043
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$42,234	$41,414	$38,786	$38,576	$37,398
Interest checking	20,843	21,070	20,262	18,640	18,557
Money market and savings	55,269	53,198	50,604	50,845	49,191
Time deposits	14,437	15,547	19,388	22,834	26,440
Total deposits	132,783	131,229	129,040	130,895	131,586
Short-term borrowings	3,883	3,130	3,717	3,385	3,979
Long-term debt	23,271	23,437	23,312	22,355	21,927
Other liabilities	5,948	6,694	6,388	6,139	6,620
Total liabilities	165,885	164,490	162,457	162,774	164,112
Shareholders' equity:
Preferred stock	2,603	2,603	2,603	2,603	2,603
Common stock	3,667	3,616	3,603	3,601	3,598
Additional paid-in capital	6,667	6,524	6,517	6,494	6,451
Retained earnings	12,891	12,632	12,317	11,939	11,600
Accumulated other comprehensive loss	(748)	(733)	(751)	(442)	(406)
Noncontrolling interests	52	96	88	76	85
Total shareholders' equity	25,132	24,738	24,377	24,271	23,931
Total liabilities and shareholders' equity	$191,017	$189,228	$186,834	$187,045	$188,043
8

BB&T Corporation
Average Balance Sheets
(Dollars in millions)

	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
	2015	2014	$	%	2015	2014	$	%
Assets
Securities, at amortized cost (1):
U.S. Treasury	$2,561	$1,932	$629	32.6%	$2,529	$1,784	$745	41.8%
U.S. government-sponsored entities (GSE)	5,400	5,604	(204)	(3.6)	5,397	5,603	(206)	(3.7)
Mortgage-backed securities issued by GSE	29,245	29,627	(382)	(1.3)	29,461	29,484	(23)	(0.1)
States and political subdivisions	1,834	1,831	3	0.2	1,828	1,832	(4)	(0.2)
Non-agency mortgage-backed	220	250	(30)	(12.0)	224	255	(31)	(12.2)
Other	623	464	159	34.3	633	470	163	34.7
Acquired from FDIC	844	948	(104)	(11.0)	857	960	(103)	(10.7)
Total securities	40,727	40,656	71	0.2	40,929	40,388	541	1.3
Other earning assets	2,645	1,977	668	33.8	2,324	1,927	397	20.6
Loans and leases:
Commercial:
Commercial and industrial	42,541	39,397	3,144	8.0	41,998	38,919	3,079	7.9
CRE—income producing properties	10,730	10,382	348	3.4	10,705	10,338	367	3.6
CRE—construction and development	2,767	2,566	201	7.8	2,750	2,511	239	9.5
Direct retail lending (2)	8,449	7,666	783	10.2	8,320	8,503	(183)	(2.2)
Sales finance	10,517	10,028	489	4.9	10,508	9,729	779	8.0
Revolving credit	2,365	2,362	3	0.1	2,375	2,359	16	0.7
Residential mortgage (2)	29,862	32,421	(2,559)	(7.9)	30,143	31,533	(1,390)	(4.4)
Other lending subsidiaries	11,701	10,553	1,148	10.9	11,511	10,395	1,116	10.7
Acquired from FDIC	1,055	1,739	(684)	(39.3)	1,105	1,806	(701)	(38.8)
Total loans and leases held for investment	119,987	117,114	2,873	2.5	119,415	116,093	3,322	2.9
Loans held for sale	2,069	1,396	673	48.2	1,735	1,354	381	28.1
Total loans and leases	122,056	118,510	3,546	3.0	121,150	117,447	3,703	3.2
Total earning assets	165,428	161,143	4,285	2.7	164,403	159,762	4,641	2.9
Nonearning assets	23,605	23,951	(346)	(1.4)	23,767	24,007	(240)	(1.0)
Total assets	$189,033	$185,094	$3,939	2.1%	$188,170	$183,769	$4,401	2.4%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$41,502	$36,634	$4,868	13.3%	$40,607	$36,017	$4,590	12.7%
Interest checking	20,950	18,406	2,544	13.8	20,787	18,510	2,277	12.3
Money market and savings	53,852	48,965	4,887	10.0	52,754	48,866	3,888	8.0
Time deposits	14,800	25,010	(10,210)	(40.8)	15,894	23,481	(7,587)	(32.3)
Foreign office deposits - interest-bearing	764	584	180	30.8	664	795	(131)	(16.5)
Total deposits	131,868	129,599	2,269	1.8	130,706	127,669	3,037	2.4
Short-term borrowings	3,080	2,962	118	4.0	3,308	3,638	(330)	(9.1)
Long-term debt	22,616	22,206	410	1.8	22,828	22,318	510	2.3
Other liabilities	6,581	6,486	95	1.5	6,600	6,605	(5)	(0.1)
Total liabilities	164,145	161,253	2,892	1.8	163,442	160,230	3,212	2.0
Shareholders' equity	24,888	23,841	1,047	4.4	24,728	23,539	1,189	5.1
Total liabilities and shareholders' equity	$189,033	$185,094	$3,939	2.1%	$188,170	$183,769	$4,401	2.4%
Average balances exclude basis adjustments for fair value hedges.
(1)	Excludes trading securities.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.

9

BB&T Corporation
Average Balance Sheets - Five Quarter Trend
(Dollars in millions)

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2015	2015	2014	2014	2014
Assets
Securities, at amortized cost (1):
U.S. Treasury	$2,561	$2,497	$2,118	$2,183	$1,932
U.S. government-sponsored entities (GSE)	5,400	5,394	5,394	5,465	5,604
Mortgage-backed securities issued by GSE	29,245	29,679	29,706	29,340	29,627
States and political subdivisions	1,834	1,823	1,818	1,825	1,831
Non-agency mortgage-backed	220	228	235	242	250
Other	623	643	654	592	464
Acquired from FDIC	844	869	892	919	948
Total securities	40,727	41,133	40,817	40,566	40,656
Other earning assets	2,645	1,999	1,830	1,842	1,977
Loans and leases:
Commercial:
Commercial and industrial	42,541	41,448	40,383	39,906	39,397
Commercial real estate—income producing properties	10,730	10,680	10,681	10,596	10,382
Commercial real estate—construction and development	2,767	2,734	2,772	2,670	2,566
Direct retail lending	8,449	8,191	8,085	7,912	7,666
Sales finance	10,517	10,498	10,247	10,313	10,028
Revolving credit	2,365	2,385	2,427	2,396	2,362
Residential mortgage	29,862	30,427	31,046	32,000	32,421
Other lending subsidiaries	11,701	11,318	11,351	11,234	10,553
Acquired from FDIC	1,055	1,156	1,309	1,537	1,739
Total loans and leases held for investment	119,987	118,837	118,301	118,564	117,114
Loans held for sale	2,069	1,398	1,611	1,907	1,396
Total loans and leases	122,056	120,235	119,912	120,471	118,510
Total earning assets	165,428	163,367	162,559	162,879	161,143
Nonearning assets	23,605	23,930	23,903	23,460	23,951
Total assets	$189,033	$187,297	$186,462	$186,339	$185,094
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$41,502	$39,701	$39,130	$38,103	$36,634
Interest checking	20,950	20,623	19,308	18,588	18,406
Money market and savings	53,852	51,644	51,176	49,974	48,965
Time deposits	14,800	17,000	20,041	23,304	25,010
Foreign office deposits - interest-bearing	764	563	660	639	584
Total deposits	131,868	129,531	130,315	130,608	129,599
Short-term borrowings	3,080	3,539	3,095	3,321	2,962
Long-term debt	22,616	23,043	22,139	22,069	22,206
Other liabilities	6,581	6,618	6,339	6,190	6,486
Total liabilities	164,145	162,731	161,888	162,188	161,253
Shareholders' equity	24,888	24,566	24,574	24,151	23,841
Total liabilities and shareholders' equity	$189,033	$187,297	$186,462	$186,339	$185,094
Average balances exclude basis adjustments for fair value hedges.
(1)	Excludes trading securities.
10

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	June 30, 2015			March 31, 2015
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury	$2,561	$10	1.56%	$2,497	$9	1.49%
U.S. government-sponsored entities (GSE)	5,400	28	2.13	5,394	29	2.13
Mortgage-backed securities issued by GSE	29,245	149	2.05	29,679	153	2.04
States and political subdivisions	1,834	27	5.80	1,823	26	5.80
Non-agency mortgage-backed	220	5	7.88	228	4	7.87
Other	623	2	1.11	643	2	1.39
Acquired from FDIC	844	24	11.36	869	31	14.46
Total securities	40,727	245	2.41	41,133	254	2.47
Other earning assets	2,645	7	1.19	1,999	16	3.13
Loans and leases:
Commercial:
Commercial and industrial	42,541	335	3.15	41,448	326	3.19
Commercial real estate—income producing properties	10,730	90	3.37	10,680	89	3.39
Commercial real estate—construction and development	2,767	23	3.31	2,734	22	3.32
Direct retail lending	8,449	86	4.04	8,191	82	4.08
Sales finance	10,517	69	2.61	10,498	68	2.63
Revolving credit	2,365	51	8.68	2,385	52	8.85
Residential mortgage	29,862	308	4.14	30,427	312	4.11
Other lending subsidiaries	11,701	255	8.72	11,318	249	8.92
Acquired from FDIC	1,055	38	14.66	1,156	45	15.85
Total loans and leases held for investment	119,987	1,255	4.19	118,837	1,245	4.24
Loans held for sale	2,069	18	3.48	1,398	13	3.61
Total loans and leases	122,056	1,273	4.18	120,235	1,258	4.23
Total earning assets	165,428	1,525	3.69	163,367	1,528	3.77
Nonearning assets	23,605			23,930
Total assets	$189,033			$187,297

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$20,950	4	0.08	$20,623	4	0.07
Money market and savings	53,852	23	0.18	51,644	22	0.17
Time deposits	14,800	28	0.72	17,000	29	0.71
Foreign office deposits - interest-bearing	764	―	0.09	563	―	0.08
Total interest-bearing deposits	90,366	55	0.24	89,830	55	0.25
Short-term borrowings	3,080	1	0.16	3,539	1	0.11
Long-term debt	22,616	121	2.14	23,043	125	2.18
Total interest-bearing liabilities	116,062	177	0.61	116,412	181	0.63
Noninterest-bearing deposits	41,502			39,701
Other liabilities	6,581			6,618
Shareholders' equity	24,888			24,566
Total liabilities and shareholders' equity	$189,033			$187,297

Average interest-rate spread			3.08			3.14

Net interest income/ net interest margin		$1,348	3.27%		$1,347	3.33%

Taxable-equivalent adjustment		$36			$35

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.
11

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	December 31, 2014			September 30, 2014			June 30, 2014
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury	$2,118	$9	1.54%	$2,183	$8	1.48%	$1,932	$7	1.50%
U.S. government-sponsored entities (GSE)	5,394	29	2.13	5,465	29	2.12	5,604	29	2.08
Mortgage-backed securities issued by GSE	29,706	148	2.01	29,340	145	1.98	29,627	146	1.97
States and political subdivisions	1,818	27	5.81	1,825	26	5.78	1,831	27	5.78
Non-agency mortgage-backed	235	5	7.81	242	5	7.77	250	4	7.65
Other	654	2	1.42	592	2	1.33	464	2	1.46
Acquired from FDIC	892	31	13.77	919	31	13.24	948	32	13.56
Total securities	40,817	251	2.45	40,566	246	2.43	40,656	247	2.43
Other earning assets	1,830	9	1.92	1,842	8	1.71	1,977	8	1.60
Loans and leases:
Commercial:
Commercial and industrial	40,383	332	3.27	39,906	336	3.35	39,397	332	3.38
CRE—income producing properties	10,681	93	3.43	10,596	92	3.44	10,382	90	3.50
CRE—construction and development	2,772	24	3.38	2,670	23	3.46	2,566	23	3.57
Direct retail lending	8,085	78	3.89	7,912	81	3.98	7,666	80	4.24
Sales finance	10,247	69	2.67	10,313	69	2.67	10,028	67	2.67
Revolving credit	2,427	54	8.72	2,396	52	8.67	2,362	51	8.64
Residential mortgage	31,046	324	4.17	32,000	334	4.16	32,421	342	4.22
Other lending subsidiaries	11,351	252	8.81	11,234	251	8.88	10,553	244	9.26
Acquired from FDIC	1,309	52	15.93	1,537	67	17.12	1,739	73	16.77
Total loans and leases held for investment	118,301	1,278	4.30	118,564	1,305	4.37	117,114	1,302	4.46
Loans held for sale	1,611	16	3.91	1,907	19	4.23	1,396	15	4.21
Total loans and leases	119,912	1,294	4.29	120,471	1,324	4.37	118,510	1,317	4.45
Total earning assets	162,559	1,554	3.80	162,879	1,578	3.85	161,143	1,572	3.91
Nonearning assets	23,903			23,460			23,951
Total assets	$186,462			$186,339			$185,094

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$19,308	4	0.07	$18,588	3	0.07	$18,406	3	0.06
Money market and savings	51,176	21	0.17	49,974	20	0.16	48,965	18	0.14
Time deposits	20,041	32	0.66	23,304	38	0.64	25,010	39	0.64
Foreign office deposits - interest-bearing	660	1	0.08	639	―	0.07	584	―	0.08
Total interest-bearing deposits	91,185	58	0.25	92,505	61	0.26	92,965	60	0.26
Short-term borrowings	3,095	1	0.14	3,321	2	0.14	2,962	1	0.16
Long-term debt	22,139	124	2.22	22,069	130	2.36	22,206	133	2.38
Total interest-bearing liabilities	116,419	183	0.62	117,895	193	0.65	118,133	194	0.66
Noninterest-bearing deposits	39,130			38,103			36,634
Other liabilities	6,339			6,190			6,486
Shareholders' equity	24,574			24,151			23,841
Total liabilities and shareholders' equity	$186,462			$186,339			$185,094

Average interest-rate spread			3.18			3.20			3.25

Net interest income/ net interest margin		$1,371	3.36%		$1,385	3.38%		$1,378	3.43%

Taxable-equivalent adjustment		$36			$36			$35

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.
12

BB&T Corporation
Average Balances and Rates - Year-To-Date
(Dollars in millions)

	Year-to-Date
	June 30, 2015			June 30, 2014
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury	$2,529	$19	1.53%	$1,784	$13	1.50%
U.S. government-sponsored entities (GSE)	5,397	57	2.13	5,603	58	2.08
Mortgage-backed securities issued by GSE	29,461	302	2.05	29,484	296	2.01
States and political subdivisions	1,828	53	5.80	1,832	53	5.78
Non-agency mortgage-backed	224	9	7.87	255	9	7.32
Other	633	4	1.25	470	4	1.51
Acquired from FDIC	857	55	12.93	960	63	13.21
Total securities	40,929	499	2.44	40,388	496	2.46
Other earning assets	2,324	23	2.02	1,927	23	2.43
Loans and leases:
Commercial:
Commercial and industrial	41,998	661	3.17	38,919	657	3.40
Commercial real estate—income producing properties	10,705	179	3.38	10,338	181	3.54
Commercial real estate—construction and development	2,750	45	3.32	2,511	45	3.60
Direct retail lending (4)	8,320	168	4.06	8,503	179	4.26
Sales finance	10,508	137	2.62	9,729	133	2.75
Revolving credit	2,375	103	8.76	2,359	102	8.71
Residential mortgage (4)	30,143	620	4.12	31,533	667	4.24
Other lending subsidiaries	11,511	504	8.82	10,395	482	9.33
Acquired from FDIC	1,105	83	15.28	1,806	159	17.74
Total loans and leases held for investment	119,415	2,500	4.21	116,093	2,605	4.52
Loans held for sale	1,735	31	3.53	1,354	30	4.33
Total loans and leases	121,150	2,531	4.20	117,447	2,635	4.51
Total earning assets	164,403	3,053	3.73	159,762	3,154	3.97
Nonearning assets	23,767			24,007
Total assets	$188,170			$183,769

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$20,787	8	0.08	$18,510	6	0.07
Money market and savings	52,754	45	0.17	48,866	33	0.14
Time deposits	15,894	57	0.72	23,481	81	0.69
Foreign office deposits - interest-bearing	664	―	0.09	795	―	0.07
Total interest-bearing deposits	90,099	110	0.25	91,652	120	0.26
Short-term borrowings	3,308	2	0.14	3,638	2	0.13
Long-term debt	22,828	246	2.16	22,318	271	2.44
Total interest-bearing liabilities	116,235	358	0.62	117,608	393	0.67
Noninterest-bearing deposits	40,607			36,017
Other liabilities	6,600			6,605
Shareholders' equity	24,728			23,539
Total liabilities and shareholders' equity	$188,170			$183,769

Average interest-rate spread			3.11			3.30

Net interest income/ net interest margin		$2,695	3.30%		$2,761	3.47%

Taxable-equivalent adjustment		$71			$71

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.
(4)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
13

BB&T Corporation
Credit Quality
(Dollars in millions)

	As of
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2015	2015	2014	2014	2014
Nonperforming assets (1)
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$198	$230	$239	$259	$298
Commercial real estate—income producing properties	59	63	74	81	84
Commercial real estate—construction and development	16	18	26	37	38
Direct retail lending	41	47	48	50	49
Sales finance	13	7	5	5	5
Residential mortgage (2)	188	183	166	298	320
Other lending subsidiaries	57	51	58	54	47
Total nonaccrual loans and leases held for investment (2)	572	599	616	784	841
Foreclosed real estate	86	90	87	75	56
Foreclosed real estate-acquired from FDIC	47	53	56	56	56
Other foreclosed property	24	23	23	24	19
Total nonperforming assets (1)(2)	$729	$765	$782	$939	$972
Performing troubled debt restructurings (TDRs) (3)
Commercial:
Commercial and industrial	$75	$54	$64	$90	$86
Commercial real estate—income producing properties	21	15	27	25	27
Commercial real estate—construction and development	23	25	30	28	30
Direct retail lending	81	84	84	89	91
Sales finance	18	18	19	20	18
Revolving credit	36	38	41	44	46
Residential mortgage—nonguaranteed (4)	273	269	261	254	814
Residential mortgage—government guaranteed	328	325	360	437	433
Other lending subsidiaries	172	168	164	151	141
Total performing TDRs (3)(4)	$1,027	$996	$1,050	$1,138	$1,686
Loans 90 days or more past due and still accruing
Direct retail lending	$10	$9	$12	$13	$11
Sales finance	4	3	5	5	3
Revolving credit	9	10	9	10	8
Residential mortgage—nonguaranteed	60	59	83	79	80
Residential mortgage—government guaranteed (5)	154	157	238	232	254
Acquired from FDIC	124	154	188	229	249
Total loans 90 days past due and still accruing (5)	$361	$392	$535	$568	$605
Loans 30-89 days past due
Commercial:
Commercial and industrial	$16	$20	$23	$19	$21
Commercial real estate—income producing properties	4	7	4	5	7
Commercial real estate—construction and development	3	2	1	1	2
Direct retail lending	41	40	41	40	41
Sales finance	53	49	62	55	49
Revolving credit	19	19	23	22	20
Residential mortgage—nonguaranteed	362	356	392	424	513
Residential mortgage—government guaranteed (6)	74	68	80	95	87
Other lending subsidiaries	230	151	237	217	197
Acquired from FDIC	31	47	33	41	84
Total loans 30-89 days past due (6)	$833	$759	$896	$919	$1,021
Excludes loans held for sale.
(1)	Loans acquired from the FDIC are considered to be performing due to the application of the accretion method.
(2)	During the fourth quarter of 2014, approximately $121 million of nonaccrual residential mortgage loans were sold.
(3)	Excludes TDRs that are nonperforming totaling $127 million, $127 million, $126 million, $207 million, and $192 million at June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively. These amounts are included in total nonperforming assets.
(4)	During the third quarter of 2014, approximately $540 million of performing residential mortgage TDRs were sold.
(5)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 90 days or more totaling $338 million, $361 million, $410 million, $395 million and $423 million at June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively.
(6)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 30-89 days totaling $3 million, $2 million, $2 million, $4 million and $3 million at June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively.
14

BB&T Corporation
Credit Quality
(Dollars in millions)

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2015	2015	2014	2014	2014
Allowance for credit losses
Beginning balance	$1,532	$1,534	$1,567	$1,675	$1,722
Provision for credit losses (excluding loans acquired from the FDIC)	97	105	84	46	83
Provision (benefit) for loans acquired from the FDIC	―	(6)	(1)	(12)	(9)
Charge-offs:
Commercial:
Commercial and industrial	(32)	(14)	(27)	(31)	(40)
Commercial real estate—income producing properties	(4)	(9)	(4)	(8)	(11)
Commercial real estate—construction and development	―	(2)	(2)	(2)	(3)
Direct retail lending	(13)	(12)	(14)	(17)	(19)
Sales finance	(5)	(6)	(7)	(5)	(4)
Revolving credit	(19)	(18)	(18)	(17)	(18)
Residential mortgage-nonguaranteed	(7)	(11)	(10)	(31)	(20)
Residential mortgage-government guaranteed	(2)	―	―	(1)	(1)
Other lending subsidiaries	(57)	(67)	(71)	(66)	(47)
Acquired from FDIC	―	(1)	(14)	―	(4)
Total charge-offs	(139)	(140)	(167)	(178)	(167)
Recoveries:
Commercial:
Commercial and industrial	13	8	13	10	10
Commercial real estate—income producing properties	1	2	7	2	3
Commercial real estate—construction and development	2	4	4	2	10
Direct retail lending	7	8	7	7	7
Sales finance	2	3	2	2	2
Revolving credit	5	5	5	4	5
Residential mortgage-nonguaranteed	1	―	5	1	―
Other lending subsidiaries	10	9	8	8	9
Total recoveries	41	39	51	36	46
Net charge-offs	(98)	(101)	(116)	(142)	(121)
Other	4	―	―	―	―
Ending balance	$1,535	$1,532	$1,534	$1,567	$1,675
Allowance for credit losses
Allowance for loan and lease losses (excluding loans acquired from the FDIC)	$1,400	$1,407	$1,410	$1,425	$1,499
Allowance for loans acquired from the FDIC	57	57	64	79	91
Reserve for unfunded lending commitments	78	68	60	63	85
Total	$1,535	$1,532	$1,534	$1,567	$1,675

				As of/For the
				Six Months Ended
				June 30
				2015	2014
Allowance for credit losses
Beginning balance				$1,534	$1,821
Provision for credit losses (excluding loans acquired from the FDIC)				202	150
Provision (benefit) for loans acquired from the FDIC				(6)	(16)
Charge-offs:
Commercial:
Commercial and industrial				(46)	(73)
Commercial real estate—income producing properties				(13)	(19)
Commercial real estate—construction and development				(2)	(7)
Direct retail lending (1)				(25)	(38)
Sales finance				(11)	(11)
Revolving credit				(37)	(36)
Residential mortgage-nonguaranteed (1)				(18)	(41)
Residential mortgage-government guaranteed				(2)	(1)
Other lending subsidiaries				(124)	(132)
Acquired from FDIC				(1)	(7)
Total charge-offs				(279)	(365)
Recoveries:
Commercial:
Commercial and industrial				21	19
Commercial real estate—income producing properties				3	5
Commercial real estate—construction and development				6	13
Direct retail lending (1)				15	15
Sales finance				5	5
Revolving credit				10	10
Residential mortgage-nonguaranteed (1)				1	1
Other lending subsidiaries				19	17
Total recoveries				80	85
Net charge-offs				(199)	(280)
Other				4	―
Ending balance				$1,535	$1,675
(1)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
15

BB&T Corporation
Credit Quality

	As of/For the Quarter Ended
	June 30		March 31		Dec. 31		Sept. 30		June 30
	2015		2015		2014		2014		2014
Asset Quality Ratios (including acquired from FDIC)
Loans 30-89 days past due and still accruing as a
percentage of loans and leases (1)	0.68%		0.63%		0.75%		0.77%		0.85%
Loans 90 days or more past due and still accruing
as a percentage of loans and leases (1)	0.29		0.33		0.45		0.48		0.51
Nonperforming loans and leases as a
percentage of loans and leases	0.47		0.50		0.51		0.66		0.70
Nonperforming assets as a percentage of:
Total assets	0.38		0.40		0.42		0.50		0.52
Loans and leases plus foreclosed property	0.60		0.64		0.65		0.79		0.81
Net charge-offs as a percentage of average loans and leases	0.33		0.34		0.39		0.48		0.41
Allowance for loan and lease losses as a percentage of
loans and leases	1.19		1.22		1.23		1.27		1.33
Ratio of allowance for loan and lease losses to:
Net charge-offs	3.71	X	3.60	X	3.21	X	2.67	X	3.28	X
Nonperforming loans and leases	2.55		2.45		2.39		1.92		1.89
Asset Quality Ratios (excluding acquired from FDIC) (2)
Loans 90 days or more past due and still accruing
as a percentage of loans and leases (1)	0.19%		0.20%		0.29%		0.29%		0.30%

							As of/For the
							Six Months Ended
							June 30
							2015		2014
Asset Quality Ratios
Including acquired from FDIC:
Net charge-offs as a percentage of average loans and leases							0.33%		0.49%
Ratio of allowance for loan and lease losses to net charge-offs							3.65	X	2.81	X
Applicable ratios are annualized. Loans and leases exclude loans held for sale.
(1)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase. Refer to the footnotes in the Credit Quality section of this supplement for amounts related to these loans. The prior quarters have been revised to include government guaranteed mortgage loans consistent with the current presentation.
(2)	These asset quality ratios have been adjusted to remove the impact of assets acquired from the FDIC. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of assets acquired from the FDIC in certain asset quality ratios results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by loss share accounting.
16

BB&T Corporation
Credit Quality - Supplemental Information
(Dollars in millions)

		As of June 30, 2015
				Past Due 30-89		Past Due 90+
		Current Status		Days		Days		Total
Performing TDRs: (1)
	Commercial:
	Commercial and industrial	$75	100.0%	$ ―	― % $	―	―	% $75
	Commercial real estate—income producing properties	21	100.0	―	―	―	―	21
	Commercial real estate—construction and development	23	100.0	―	―	―	―	23
	Direct retail lending	77	95.1	3	3.7	1	1.2	81
	Sales finance	17	94.4	1	5.6	―	―	18
	Revolving credit	31	86.1	4	11.1	1	2.8	36
	Residential mortgage—nonguaranteed	225	82.4	42	15.4	6	2.2	273
	Residential mortgage—government guaranteed	177	54.0	60	18.3	91	27.7	328
	Other lending subsidiaries	144	83.7	28	16.3	―	―	172
	Total performing TDRs	790	76.9	138	13.4	99	9.7	1,027
Nonperforming TDRs (2)		53	41.7	10	7.9	64	50.4	127
	Total TDRs	$843	73.1	$148	12.8	$163	14.1	$1,154

			Quarter Ended
			June 30	March 31	Dec. 31	Sept. 30		June 30
			2015	2015	2014	2014		2014
Net charge-offs as a percentage of average loans and leases:
		Commercial:
		Commercial and industrial	0.18%	0.06%	0.13%	0.20%		0.30%
		Commercial real estate—income producing properties	0.11	0.28	(0.13)	0.24		0.34
		Commercial real estate—construction and development	(0.20)	(0.36)	(0.18)	(0.07)		(0.96)
		Direct retail lending	0.29	0.18	0.36	0.49		0.61
		Sales finance	0.10	0.12	0.19	0.12		0.09
		Revolving credit	2.24	2.32	2.27	1.94		2.28
		Residential mortgage	0.12	0.15	0.06	0.39		0.24
		Other lending subsidiaries	1.60	2.07	2.20	2.08		1.43
		Acquired from FDIC	-	0.10	4.19	0.13		0.92
		Total loans and leases	0.33	0.34	0.39	0.48		0.41

						Year-to-date
						June 30		June 30
						2015		2014
Net charge-offs as a percentage of average loans and leases:
		Commercial:
		Commercial and industrial				0.12%		0.28%
		Commercial real estate—income producing properties				0.19		0.28
		Commercial real estate—construction and development				(0.28)		(0.45)
		Direct retail lending				0.24		0.54
		Sales finance				0.11		0.13
		Revolving credit				2.28		2.29
		Residential mortgage				0.13		0.26
		Other lending subsidiaries				1.83		2.22
		Acquired from FDIC				0.05		0.79
		Total loans and leases				0.33		0.49
Applicable ratios are annualized.
(1)	Past due performing TDRs are included in past due disclosures.
(2)	Nonperforming TDRs are included in nonaccrual loan disclosures.

17

BB&T Corporation
Preliminary Capital Information - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2015	2015	2014	2014	2014
Selected Capital Information
Risk-based capital:	Basel III		Basel I
Common equity tier 1	$16,031	$15,755	N/A	N/A	N/A
Tier 1	18,633	18,320	$17,840	$17,402	$16,984
Total	21,905	21,654	21,381	21,281	20,270
Risk-weighted assets (1)	153,512	150,092	143,675	140,499	140,829
Average quarterly tangible assets	182,444	180,790	179,785	179,268	177,983
Risk-based capital ratios:
Common equity tier 1	10.4%	10.5%	N/A	N/A	N/A
Tier 1	12.1	12.2	12.4%	12.4%	12.1%
Total	14.3	14.4	14.9	15.1	14.4
Leverage capital ratio	10.2	10.1	9.9	9.7	9.5
Equity as a percentage of total assets	13.2	13.1	13.0	13.0	12.7
Common equity per common share	$30.64	$30.48	$30.09	$29.98	$29.52

Selected non-GAAP Capital Information (2)
Tangible common equity as a percentage of tangible assets	8.1%	8.0%	8.0%	7.9%	7.7%

Tangible common equity per common share	$20.21	$20.13	$19.86	$19.71	$19.21

Calculations of tangible common equity, tangible assets and related measures: (2)

Total shareholders' equity	$25,132	$24,738	$24,377	$24,271	$23,931
Less:
Preferred stock	2,603	2,603	2,603	2,603	2,603
Noncontrolling interests	52	96	88	76	85
Intangible assets	7,655	7,480	7,374	7,396	7,420
Tangible common equity	$14,822	$14,559	$14,312	$14,196	$13,823

Total assets	$191,017	$189,228	$186,834	$187,045	$188,043
Less:
Intangible assets	7,655	7,480	7,374	7,396	7,420
Tangible assets	$183,362	$181,748	$179,460	$179,649	$180,623

Tangible common equity as a percentage of tangible assets	8.1%	8.0%	8.0%	7.9%	7.7%

Tangible common equity	$14,822	$14,559	$14,312	$14,196	$13,823

Outstanding shares at end of period (in thousands)	733,481	723,159	720,698	720,298	719,584

Tangible common equity per common share	$20.21	$20.13	$19.86	$19.71	$19.21
(1)	Risk-based capital, risk-weighted assets, leverage capital and related ratios for the first quarter of 2015 and later are determined in accordance with the Basel III Standardized Transitional Approach, which became effective January 1, 2015. Amounts and ratios for earlier periods were determined in accordance with Basel I.
(2)	Tangible common equity and related ratios are non-GAAP measures. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.
18

BB&T Corporation
Selected Items & Additional Information
(Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax

Second Quarter 2015
Gain on sale of American Coastal, excluding goodwill				$23	$15
Allocation of non-deductible goodwill to American Coastal				(49)	(49)
Net loss on sale of American Coastal	Other income			(26)	(34)

Loss on early extinguishment of debt	Debt extinguishment charges			(172)	(107)
Income tax adjustment	Provision for income taxes			N/A	107

First Quarter 2015
None

Fourth Quarter 2014
Mortgage reserve adjustments	Loan-related expense			(27)	(17)
Franchise tax adjustment	Other expense			15	9
Allowance release related to loan sale	Provision for credit losses			24	15

Third Quarter 2014
Loss on early extinguishment of debt	Debt extinguishment charges			(122)	(76)
Allowance release related to loan sale	Provision for credit losses			42	26
Income tax adjustment	Provision for income taxes			N/A	50

Second Quarter 2014
FHA-insured mortgage loan reserve adjustment	Other expense			(85)	(53)
Mortgage loan indemnification reserve adjustment	Loan-related expense			(33)	(21)
Income tax adjustment	Provision for income taxes			N/A	(14)

First Quarter 2014
Reallocation of partnership profit rights	Noncontrolling interests			N/A	(16)

	As of / Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2015	2015	2014	2014	2014

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	$142	$(71)	$(105)	$(20)	$(56)
MSRs hedge gains (losses)	(119)	81	123	23	60
Net	$23	$10	$18	$3	$4

Residential mortgage loan originations	$5,498	$4,035	$3,888	$4,999	$4,710

Residential mortgage servicing portfolio (1):
Loans serviced for others	89,860	89,192	90,230	89,936	88,595
Bank-owned loans serviced	31,302	31,887	32,027	33,490	34,154
Total servicing portfolio	121,162	121,079	122,257	123,426	122,749

Weighted-average coupon rate	4.15%	4.18%	4.20%	4.21%	4.23%
Weighted-average servicing fee	0.289	0.291	0.292	0.293	0.295

Selected Miscellaneous Information
Derivatives notional amount	$76,205	$77,592	$72,321	$63,467	$61,504
Fair value of derivatives, net	177	185	109	56	55
Accumulated other comprehensive income related to securities,
net of tax (2)	(148)	8	(99)	(220)	(179)

Common stock prices:
High	41.70	40.17	39.69	40.21	40.95
Low	37.33	34.95	34.50	35.86	36.38
End of period	40.31	38.99	38.89	37.21	39.43

Banking offices	1,903	1,875	1,839	1,842	1,844
ATMs	3,077	3,026	2,977	2,980	2,992
FTEs (3)	32,598	32,109	32,265	32,866	33,637

Impact of Retrospective Adoption of New Accounting Guidance for Affordable Housing Investments
Increase to other income	N/A	N/A	$35	$30	$42
Increase to provision for income taxes	N/A	N/A	41	38	43
Increase (decrease) to net income	N/A	N/A	(6)	(8)	(1)

Cumulative impact to retained earnings	N/A	N/A	(49)	(43)	(35)

(1)	Amounts reported are unpaid principal balance.
(2)	Includes the impact of the FDIC loss sharing agreements on the acquired securities.
(3)	Represents a quarterly average.
19

BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
Efficiency and Fee Income Ratios (1)	2015	2015	2014	2014	2014
Efficiency ratio - GAAP	69.8%	60.7%	58.3%	66.0%	65.6%
Effect of securities gains (losses), net	―	―	―	(0.1)	―
Effect of merger-related and restructuring charges, net	(1.1)	(0.5)	(0.7)	(0.3)	(0.6)
Effect of mortgage loan indemnification reserves	―	―	―	―	(1.4)
Effect of loss on sale of American Coastal	(0.8)	―	―	―	―
Effect of mortgage reserve adjustments	―	―	(1.1)	―	―
Effect of loss on early extinguishment of debt	(7.1)	―	―	(5.1)	―
Effect of franchise tax adjustment	―	―	0.6	―	―
Effect of FDIC loss share accounting	(0.1)	(0.1)	(0.1)	(0.3)	(0.2)
Effect of foreclosed property expense	(0.6)	(0.6)	(0.4)	(0.5)	(0.4)
Effect of FHA-insured mortgage loan reserve adjustment	―	―	―	―	(3.6)
Effect of amortization of intangibles	(0.9)	(1.0)	(1.0)	(1.0)	(1.0)
Efficiency ratio - reported	59.2	58.5	55.6	58.7	58.4
Fee income ratio - GAAP	43.0%	42.5%	42.7%	40.7%	41.0%
Effect of securities gains (losses), net	―	―	―	0.1	―
Effect of loss on sale of American Coastal	0.6	―	―	―	―
Effect of FDIC loss share accounting	2.7	3.3	3.5	3.5	3.7
Fee income ratio - reported	46.3	45.8	46.2	44.3	44.7

				Year-to-Date June 30
				2015	2014
Efficiency ratio - GAAP				65.3%	62.8%
Effect of merger-related and restructuring charges, net				(0.8)	(0.4)
Effect of mortgage loan indemnification reserves				―	(0.7)
Effect of loss on sale of American Coastal				(0.4)	―
Effect of loss on early extinguishment of debt				(3.6)	―
Effect of FDIC loss share accounting				(0.1)	(0.2)
Effect of foreclosed property expense				(0.6)	(0.4)
Effect of FHA-insured mortgage loan reserve adjustment				―	(1.8)
Effect of amortization of intangibles				(0.9)	(1.0)
Efficiency ratio - reported				58.9	58.3
Fee income ratio - GAAP				42.8%	40.6%
Effect of loss on sale of American Coastal				0.3	―
Effect of FDIC loss share accounting				3.0	3.6
Fee income ratio - reported				46.1	44.2
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
Return on Average Tangible Common Shareholders' Equity (2)	2015	2015	2014	2014	2014
Net income available to common shareholders	$454	$488	$551	$512	$424
Plus: Amortization of intangibles, net of tax	14	13	14	14	15
Tangible net income available to common shareholders	$468	$501	$565	$526	$439

Average common shareholders' equity	$22,210	$21,883	$21,895	$21,471	$21,159
Less: Average intangible assets	7,496	7,366	7,385	7,409	7,378
Average tangible common shareholders' equity	$14,714	$14,517	$14,510	$14,062	$13,781
Return on average tangible common shareholders' equity	12.76%	14.00%	15.45%	14.83%	12.77%

				Year-to-Date June 30,
				2015	2014

Net income available to common shareholders				$942	$920
Plus:
Amortization of intangibles, net of tax				27	29
Tangible net income available to common shareholders				$969	$949

Average common shareholders' equity				$22,047	$20,871
Less:
Average intangible assets				7,431	7,379
Average tangible common shareholders' equity				$14,616	$13,492

Return on average tangible common shareholders' equity				13.37%	14.18%
(1)				BB&T's management uses these measures in their analysis of the Corporation's performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.
(2)				BB&T's management believes investors use this measure to evaluate the return on average common shareholders' equity without the impact of intangible assets and their related amortization.

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